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                                                                    EXHIBIT 10.2

                   [Salomon Brothers Realty Corp. Letterhead]


                                August 12, 1998



New Century Mortgage Corporation
18400 Von Karman, Suite 1000
Irvine, California 92612

Attention:  Brad Morrice
            Chief Executive Officer

            Re: Refinance Line between Salomon Brothers Realty Corp. and New Century Mortgage Corporation

Ladies and Gentlemen:

    Reference is hereby made to that certain Letter Agreement (the "Letter Agreement"), dated November 18, 1997, between Salomon Brothers Realty Corp. ("Salomon Brothers") and New Century Mortgage Corporation ("New Century") and that certain Purchase and Sale Agreement (the "Purchase Agreement", collectively with the Letter Agreement, the "Agreements"), dated as of November 1, 1997, between Salomon Brothers and New Century.

    Pursuant to Section 3(d) of the Letter Agreement and Section 18 of the Purchase Agreement, Salomon Brothers and New Century hereby mutually agree that the Agreements are hereby amended as of the date hereof to provide that Salomon Brothers and New Century may terminate the Agreements upon mutual consent.

    Pursuant to the foregoing Salomon Brothers and New Century hereby terminate the Agreements effective as of the date hereof.
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                                                   Page 2.


    Kindly acknowledge your agreement and acceptance of the foregoing by signing and returning this letter to the undersigned. This letter shall become effective upon receipt by Salomon Brothers of your signed acknowledgment of the terms of this letter.

                              Very truly yours,

                              SALOMON BROTHERS REALTY CORP.


                              By:    /s/ Vincent J. Varca
                                     --------------------
                              Name:  Vincent J. Varca
                                     --------------------
                              Title: Authorized Agent
                                     --------------------


Accepted and Agreed:

NEW CENTURY MORTGAGE CORPORATION


By:    /s/ Brad A. Morrice
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Name:  Brad A. Morrice
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Title: CEO
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